UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(B) OR (G) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                 ---------------


                         SINCLAIR BROADCAST GROUP, INC.
             (Exact name of registrant as specified in its charter)

Maryland                                                             52-1494660
(State of incorporation                                        (I.R.S. Employer
or organization)                                            Identification No.)
                                 ---------------

2000 WEST 41ST STREET
BALTIMORE, MARYLAND                                                       21211
(410) 467-5005                                                        (Zip code)
(Address of principal executive offices)


     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |_|

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

     Securities Act registration statement file number to which this form relates: 333-12257

     Securities to be registered pursuant to section 12(b) of the Act:

                                                           Name of Each Exchange
Title of Each Class                                       on Which Each Class is
to be so Registered                                             to be Registered
-------------------                                       ----------------------
None                                                              Not applicable

Securities to be registered pursuant to Section 12(g) of the Act:

     $3.00 Series D Convertible Exchangeable Preferred Stock, $.01 par value
                                (Title of Class)

Item 1.  DESCRIPTION OF REGISTRANTS SECURITIES TO BE REGISTERED

         For a  description  of the  $3.00  Series  D  Convertible  Exchangeable
Preferred Stock, $.01 par value, of the Registrant (the "Convertible Exchangeable Preferred Stock") being registered hereunder reference is hereby made to the information under the heading "Description of Convertible Exchangeable Preferred Stock" in the Registrant's Prospectus Supplement to the Prospectus dated September 16, 1997 forming a part of the Registrant's Registration Statement on Form S-3 (File No. 333-12257) filed with the Securities and Exchange Commission pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended, on September 19, 1996, including any amendments thereto. The aforementioned description in the Prospectus Supplement is hereby incorporated by reference herein and made a part of this registration statement.



Item 2.  EXHIBITS

     (1) Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to the Registrant's Report on Form 10-Q for the quarterly period ended June 30, 1996).

     (2) Form of Articles Supplementary to the Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to the Registrant's Current Report on Form 8-K filed on September 22, 1997).

     (3)  Bylaws  of  the   Registrant   (incorporated   by   reference  to  the
          Registrant's Registration Statement on Form S-1 (File No. 33-90682)).

     (4)  Specimen  certificate  representing  the  $3.00  Series D  Convertible
          Exchangeable   Preferred  Stock  (incorporated  by  reference  to  the
          Registrant's Current Report on Form 8-K filed on September 22, 1997).

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on the behalf by the undersigned, thereto duly authorized.

Date:  September 22, 1997                 SINCLAIR BROADCAST GROUP, INC.


                                          By: /s/ David B. Amy
                                             -----------------------------------
                                          Name:    David B. Amy
                                          Title:   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
    No.                              Exhibit


     (1) Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to the Registrant's Report on Form 10-Q for the quarterly period ended June 30, 1996).

     (2) Form of Articles Supplementary to the Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to the Registrant's Current Report on Form 8-K filed on September 22, 1997).

     (3)  Bylaws  of  the   Registrant   (incorporated   by   reference  to  the
          Registrant's Registration Statement on Form S-1 (File No. 33-90682)).

     (4)  Specimen  certificate  representing  the  $3.00  Series D  Convertible
          Exchangeable   Preferred  Stock  (incorporated  by  reference  to  the
          Registrant's Current Report on Form 8-K filed on September 22, 1997).